FIRST AMENDMENT TO LEASE

THIS First Amendment to Lease (“Amendment”) is made and entered into as of April 24, 2012 by and between WATER GARDEN REALTY HOLDING LLC, a Delaware limited liability company (“Landlord”), and CORNERSTONE ONDEMAND, INC., a Delaware corporation.

1.	Recitals.
1.1Lease. Landlord and Tenant are parties to that certain Office Lease dated as of November 29, 2011 (the “Lease”), pertaining to certain Premises in the building located at 1601 Cloverfield Boulevard, Santa Monica, California, as more particularly described in the Lease. All terms defined in the Lease shall have the same meanings when used in this Amendment, unless a different meaning is clearly expressed herein.
1.2Amendment Re Expansion Option and Right of First Offer. Landlord and Sapient Corporation (“Sapient”) are planning to enter into an amendment of Sapient's lease which extends the term of Sapient's lease of the Expansion Space (as defined in Section 1.5.1 of the Lease) by six (6) months, so as to expire on May 31, 2013 instead of November 30, 2012. Landlord and Tenant desire to amend Section 1.5 of the Lease (Option to Expand) and Section 1.6 of the Lease (Right of First Offer) in connection therewith, as set forth hereinbelow.
NOW THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

2.	Option to Expand. Section 1.5 of the Lease is hereby amended as follows:
(a)The reference in Section 1.5.1 to “November 30, 2012” is hereby amended to refer to “May 31, 2013.”
(b)The definition of “Election Date” in Section 1.5.2 is hereby amended to mean “November 30, 2012.”
(c)The definition of “Anticipated Expansion Delivery Date” in Section 1.52 is hereby amended to mean “June 1, 2013.”
(d)The reference in Section 1.5.3(b) to “forty point six percent (40.6%)” is hereby amended to refer to “thirty seven point seventy-nine percent (37.79%).” The reference in Section 1.5.3(b) to “fifty-nine point four percent (59.4%)” is hereby amended to refer to “sixty-two point twenty-one percent (62.21%).”
(e)The first (1st) sentence of Section 1.5.3(c) is hereby amended and restated in its entirety to provide as follows:
“Landlord shall provide a Tenant Improvement Allowance with respect to the Expansion Space in the amount of Three Hundred Fifty-Two Thousand Nine Hundred Twenty-Six and 56/100 Dollars ($352,926.56) (equivalent to $22.67 per rentable square foot of the Expansion Space, which amount was calculated by multiplying (i) $30.00, by (ii) a fraction, the numerator of which is the number of months remaining in the initial Lease Term after the anticipated Expansion Commencement Date of September 1, 2013 (65) and the denominator of which is the total number of months in the initial Lease Term (86)).”

3.
Right of First Offer. The references at the end of the first paragraph of Section 1.6.1 to June 1, 2012, June 30, 2012, July 1, 2012 and December 1, 2014 are hereby amended to refer to December 1, 2012, December 31, 2012, January 1, 2013 and June 1, 2015, respectively.

4.	Miscellaneous.
4.1Lease Ratified. Except as specifically amended or modified herein, each and every term, covenant, and condition of the Lease as amended is hereby ratified and shall remain in full force and effect.
4.2Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and permitted assigns.
4.3Governing Law. This instrument shall be interpreted and construed in accordance with the law of the State of California.

4.4Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.
LANDLORD:

WATER GARDEN REALTY HOLDING LLC,
a Delaware limited liability company

By: Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A.,
a Member

By: JPMorgan Chase Bank, N.A.,
as Trustee

By:    /s/ Karen M. Wilbrecht
Karen M. Wilbrecht
Executive Director

Date Signed: May 3, 2012

TENANT:

CORNERSTONE ONDEMAND, INC.,
a Delaware corporation

By: /s/ Perry A. Wallack
Its: CFO
Date Signed: April 30, 2012

By:
Its:
Date Signed: _________________________